UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2022

LANDEC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

2811 Airpark Drive
Santa Maria,	California	93455
(Address of principal executive offices)		(Zip Code)

(650) 306-1650
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	LNDC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On November 1, 2022, Landec Corporation (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an Amendment to the 2019 Stock Incentive Plan (the “Amendment”). The Amendment was adopted by the Board of Directors (the “Board”) on September 18, 2022, and became effective on the date of the Annual Meeting on November 1, 2022.
The Amendment amends the Company’s 2019 Stock Incentive Plan (the “Plan”) and makes the following material changes to the Plan (as amended by the Amendment, the “Amended Plan”):
(1)Increases the number of shares of the Company’s common stock available under the Amended Plan by 759,797 shares to a total of 2,759,797 shares;
(2)Increases the number of shares of the Company’s common stock which may be granted as incentive stock options under the Amended Plan by 759,797 shares to a total of 2,759,797 shares; and
(3)Increases the limit on the total aggregate dollar value of equity-based awards granted under the Amended Plan for any non-employee director during any fiscal year from $120,000 to $350,000.
The Amendment also makes non-material clarifications to the Plan’s minimum vesting, repricing, and share recycling provisions. The terms and conditions of the Amendment are described in the section entitled “Proposal No. 4 – Approval of an Amendment to the 2019 Stock Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 19, 2022. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As of the close of business on September 12, 2022, the record date for the Annual Meeting, there were 29,595,554 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The four proposals presented to the stockholders of the Company at the Annual Meeting were (1) the election of three directors for a two year term, (2) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 28, 2023, (3) the approval of a non-binding advisory proposal on the executive compensation of the Company’s named executive officers, and (4) the approval of an amendment to the Landec Corporation 2019 Stock Incentive Plan.

1. The voting results for the election of directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Katrina L. Houde	15,180,997	6,419,362	2,698,258
Nelson Obus	17,689,049	3,911,310	2,698,258
Jeffrey L. Edwards	17,743,088	3,857,271	2,698,258

As a result of the foregoing voting results, each of the foregoing directors was appointed to the Board to serve until the expiration of their respective terms and until their successors are duly elected and qualified.

2. Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 28, 2023, with votes as follows:

For	Against	Abstain
24,245,636	8,975	44,006

3. Stockholders approved the compensation paid to the Company’s named executive officers (in the form of a non-binding, advisory vote), with votes as follows:

For	Against	Abstain	Broker Non-Votes
20,189,411	1,086,858	324,090	2,698,258

4. Stockholders approved the amendment to the Landec Corporation 2019 Stock Incentive Plan, with votes as follows:

For	Against	Abstain	Broker Non-Votes
18,487,481	3,096,263	16,615	2,698,258

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibit.

The following exhibits are furnished as part of this report:

Exhibit No.	Description
10.1	Amendment to the Company’s 2019 Stock Incentive Plan.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2022

LANDEC CORPORATION

By:	/s/ John D. Morberg
John D. Morberg
Chief Financial Officer

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